SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ---------------------


                                   FORM 8-K/A


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (date of earliest event reported): March 27, 2000



             PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED (Exact Name of Registrant as Specified in its Charter)

         SOUTH CAROLINA                 1-11429           56-2128483
 (State or Other Jurisdiction        (Commission        (IRS Employer
      of Incorporation)              File Number)     Identification No.)



   400 COX ROAD, P.O. BOX 1398
     GASTONIA, NORTH CAROLINA                          28053-1398
 (Address of principal executive offices)              (Zip Code)



                                  (704) 864-6731
                          Registrant's Telephone Number
                               Including Area Code


                                       N/A
           Former Name or Former Address, if Changed Since Last Report

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Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits

              (c).  Exhibits

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                              EXHIBIT INDEX


Exhibit No.                  Description

   16 Letter re change in certifying accountant - filed as indicated in Form 8-K dated March 27, 2000 filed April 3, 2000.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   Public Service Company of
                                   North Carolina, Incorporated



Date:    April 14, 2000            By:   /s K.B. Marsh
                                         K.B. Marsh, Senior Vice President
                                         Chief Financial Officer and Controller
                                         (Principal financial and accounting
                                         officer)


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